UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2007

PLURISTEM THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

NEVADA	001-31392	98-0351734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

MATAM Advanced Technology Park, Building No. 20, Haifa, Israel	31905
(Address of principal executive offices)	(Zip Code)

+972-74-710-7171
(Registrant’s telephone number, including area code)

PLURISTEM LIFE SYSTEMS, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 26, 2007, the registrant issued a press release announcing the effectiveness of its reverse stock split and change of name to Pluristem Therapeutics Inc., as well as its new trading symbol. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by the registrant on November 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLURISTEM THERAPEUTICS INC. (registrant)

	By:	/s/ Zami Aberman

Date: November 26, 2007
Name: Zami Aberman Title: Chief Executive Officer